UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 16, 2023

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR C	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 16, 2023, Ellington Financial Inc. (the “Company”) held its Annual Meeting of Stockholders. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. The final voting results for each of the matters submitted to a vote of the stockholders at the annual meeting are set forth below.
Proposal 1: Election of Directors
Votes regarding the election of five directors, each of whom was elected for a term expiring at the 2024 annual meeting or until such time as his or her successor is elected and qualified, were as follows:

	For	Withheld	Broker Non-Votes
Stephen J. Dannhauser	32,040,422	7,762,014	14,874,047
Lisa Mumford	37,741,175	2,061,261	14,874,047
Laurence E. Penn	37,604,550	2,197,886	14,874,047
Edward Resendez	36,972,891	2,829,545	14,874,047
Ronald I. Simon, Ph.D.	36,934,468	2,867,968	14,874,047
Proposal 2: Approval of an Amendment to our Certificate of Incorporation (the "Charter") to Increase the Total Authorized Number of Common Shares for Issuance from 100,000,000 to 200,000,000 shares, with a Corresponding Increase in the Total Authorized Number of Shares from 200,000,000 to 300,000,000 shares
Votes on a proposal to approve an amendment to our Charter to increase the total number of Common Shares for Issuance were as follows:

For	Against	Abstentions	Broker Non-Votes
36,217,973	3,257,736	324,227	14,874,047
Proposal 3: Advisory (Non-Binding) “Say on Pay” Vote to Approve Executive Compensation
Votes on a proposal to approve, on an advisory basis, the compensation of the Company's named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
34,659,715	4,394,470	745,751	14,874,047

Proposal 4: Advisory (Non-Binding) “Say on Pay” Vote on Frequency of "Say on Pay' Vote
Votes on a proposal on whether an advisory vote on executive compensation should be held every one, two or three years were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
38,695,306	249,535	492,227	362,868	14,874,047
Proposal 5: Ratification of the Appointment of the Company's Independent Registered Public Accountants
Votes regarding the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023 were as follows:

For	Against	Abstentions	Broker Non-Votes
53,946,220	487,396	240,367	*
* No broker non-votes arose in connection with this proposal due to the fact that the proposal was considered “routine” under New York Stock Exchange Rules.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	May 16, 2023	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer